UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Breeze Holdings Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Breeze Holdings Acquisition Corp.
955 W. John Carpenter Fwy., Suite 100-929
Irving, TX 75039
Telephone: (888) 273-9001

SUPPLEMENT TO
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 14, 2025

Dear Breeze Holdings Acquisition Corp. Stockholder:

On July 21, 2025, Breeze Holdings Acquisition Corp (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission relating to the Company’s Special Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on August 14, 2025 or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Special Meeting”).

The purpose of this Supplement is to correct an error in the Proxy Card attached to the Proxy Statement. Specifically, with respect to Proposal 3 (The Advisory Charter Proposals), the Proxy Card did not provide shareholders with a box in which they could indicate whether they wanted to vote for, against or abstain from voting on each of the subitems in Proposal 3. That error has been corrected in the Proxy Card attached to this Supplement.

Any completed Proxy Card submitted by stockholders before the date of this Supplement will be disregarded and stockholders should resubmit their vote using the Proxy Card attached to this Supplement.

Except as specifically amended or supplemented by the information contained herein, this Supplement does not change the proposals to be voted on at the Special Meeting or the recommendation of the Board with respect to any proposals and all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,
/s/ J. Douglas Ramsey, Ph.D.
J. Douglas Ramsey, Ph.D.
July 25, 2025	Chairman of the Board of Directors

BREEZE HOLDINGS ACQUISITION CORP.
955 W. JOHN CARPENTER FREEWAY
SUITE 100-929
IRVING, TX 75039

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on August 13, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BRZH2025SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on August 13, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77390-Z90893 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BREEZE HOLDINGS ACQUISITION CORP.

The Board of Directors recommends you vote FOR the following proposals:

Proposal	For	Against	Abstain
1. The Business Combination Proposal — To consider and adopt the Merger Agreement and Plan of Reorganization, dated September 24, 2024 (as may be amended, supplemented or otherwise modified from time to time, the ("Merger Agreement"), by and among (i) Breeze, (ii) YD Bio Limited, a Cayman Islands exempted company ("Pubco"), (iii) Breeze Merger Sub, Inc., a Delaware corporation and which will be a direct, wholly-owned subsidiary of Pubco ("Breeze Merger Sub"), (iv) BH Biopharma Merger Sub Limited, a Cayman Islands exempted company ("Company Merger Sub," with Company Merger Sub and Breeze Merger Sub together referred to herein as the "Merger Subs"), and (v) YD Biopharma Limited, a Cayman Islands exempted company ("YD Biopharma"), a copy of which is attached to the accompanying proxy statement/prospectus as *Annex A*, including the transactions contemplated thereby (Proposal No. 1).	☐	☐	☐
2. The Charter Proposal — To consider and vote upon a proposal to approve and adopt the proposed second amended and restated memorandum and articles of association of Pubco, a copy of which is attached to the accompanying proxy statement/prospectus as *Annex B* (the "Proposed Charter") (Proposal No. 2).	☐	☐	☐
3. The Advisory Charter Proposals — To consider and vote upon, on a non-binding advisory basis, proposals to approve certain provisions contained in the Proposed Charter which differ from the provisions of the Existing Charter, presented separately in accordance with the United States Securities and Exchange Commission ("SEC") requirements (the "Advisory Charter Proposals") (Proposal No. 3).			
3a. *Advisory Charter Proposal 3(a)* — To provide that Pubco shall have an authorized share capital of 500,000,000 Ordinary Shares, par value US$0.0001 per share.	☐	☐	☐
3b. *Advisory Charter Proposal 3(b)* — To provide that any amendment to the Proposed Charter will require the approval of the holders of at least a two-third majority of the votes cast by, or on behalf of the shareholders who (being entitled to do so) vote in person or by proxy at the general meeting of Pubco.	☐	☐	☐
3c. *Advisory Charter Proposal 3(c)* — To remove the blank check provisions from the Existing Charter.	☐	☐	☐
3d. *Advisory Charter Proposal 3(d)* — To change the classification of the Pubco Board from two classes to three classes, with each class elected for a staggered term, as well as with each class consisting, as nearly as may be possible, of one third of the total number of directors constituting the whole board.	☐	☐	☐
4. The Incentive Plan Proposal — To consider and vote upon the Pubco Incentive Plan, a copy of which is attached to the proxy statement/prospectus as *Annex C* (Proposal No. 4).	☐	☐	☐
5. The Redemption Limitation Amendment Proposal — To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended to date, in the form set forth in Annex G to the accompanying proxy statement/prospectus, to eliminate the limitation that Breeze, or any entity that succeeds Breeze as a public company, may not redeem Company Shares (as defined therein) in an amount that would cause the net tangible assets of Breeze, or any entity that succeeds Breeze as a public company, to be less than $5,000,001 (the "Redemption Limitation") (Proposal No. 5).	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V77391-Z90893 BREEZE HOLDINGS ACQUISITION CORP. Special Meeting of Stockholders August 14, 2025 10:00 AM ET This proxy is solicited by the Board of Directors The undersigned hereby appoints J. Douglas Ramsey, Ph.D. and Russell D. Griffin, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Breeze Holdings Acquisition Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held August 14, 2025 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1, 2, 3(a), 3(b), 3(c), 3(d), 4 AND 5 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side